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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2002

THE MILLS CORPORATION

Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12994 (Commission File Number)	52-1802283 (IRS Employer Identification Number)

1300 Wilson Boulevard
Suite 400
Arlington, Virginia 22209
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (703) 526-5000

(Former name or former address, if changed since last report)

Not applicable

THE MILLS CORPORATION

Item 5—Other Events

Attached as Exhibits to this form are the documents listed below:

Exhibit	Document
1.1	Placement Agency Agreement, dated February 25, 2002, among The Mills Corporation, The Mills Limited Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated
1.2	Purchase Agreement, dated February 25, 2002, between The Mills Corporation and Cohen & Steers Quality Income Realty Fund, Inc.
1.3	Underwriting Agreement, dated February 25, 2002, among The Mills Corporation, The Mills Limited Partnership and Salomon Smith Barney Inc.
1.4	Terms Agreement, dated February 25, 2002, between The Mills Corporation and Salomon Smith Barney Inc.
5.1	Opinion of Hogan & Hartson L.L.P.
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
23.2	Consent of Ernst & Young LLP
23.3	Consent of Ernst & Young LLP

2

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION
By:	/s/ THOMAS E. FROST Thomas E. Frost Executive Vice President and Secretary

Date: February 28, 2002

EXHIBIT INDEX

Exhibit	Document
1.1	Placement Agency Agreement, dated February 25, 2002, among The Mills Corporation, The Mills Limited Partnership and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated
1.2	Purchase Agreement, dated February 25, 2002, between The Mills Corporation and Cohen & Steers Quality Income Realty Fund, Inc.
1.3	Underwriting Agreement, dated February 25, 2002, among The Mills Corporation, The Mills Limited Partnership and Salomon Smith Barney Inc.
1.4	Terms Agreement, dated February 25, 2002, between The Mills Corporation and Salomon Smith Barney Inc.
5.1	Opinion of Hogan & Hartson L.L.P.
23.1	Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)
23.2	Consent of Ernst & Young LLP
23.3	Consent of Ernst & Young LLP

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SIGNATURE
EXHIBIT INDEX